We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report, dated July 23, 1999 included in the June 30, 1999 10-K of Quad City Holdings, Inc.



                                                     /s/ McGladrey & Pullen, LLP




Davenport, Iowa
September 14, 1999